Exhibit 10.16.4

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

FOURTH AMENDMENT TO MASTER REPURCHASE AGREEMENT

Dated as of April 28, 2016

Between

QUICKEN LOANS INC., as Seller,

and

JPMORGAN CHASE BANK, N.A., as a Buyer and as Administrative Agent for the Buyers,

and

the other Buyers from time to time party hereto

1.             This Amendment.

The Parties agree hereby to amend (for the fourth time) the Master Repurchase Agreement dated May 2, 2013 between them (the “Original MRA”, as amended by the First Amendment to Master Repurchase Agreement dated May 1, 2014, the Second Amendment to Master Repurchase Agreement dated December 19, 2014 and the Third Amendment to Master Repurchase Agreement dated April 30, 2015 (the “Amended MRA”) and as amended hereby and as it may be supplemented, further amended or restated from time to time, the “MRA”) to (i) extend the latest Termination Date to April 27, 2017, (ii) increase the maximum warehouse periods for Aged Loans to [***], (iii) revise certain definitions and add others, (iv) include a new representation by Seller and (v) refine the Other [***] Debt cross-default provision, and they hereby amend the Amended MRA as follows.

All capitalized terms used in the Amended MRA and used, but not defined differently, in this amendment (this “Amendment”) have the same meanings here as there. The Sections of this Amendment are numbered to correspond with the numbers of the Sections of the Original MRA amended hereby and are therefore nonsequential.

2.             Definitions; Interpretation

A. The following definitions in Section 2(a) (Definitions) of the Amended MRA are hereby amended to respectively read as follows:

“Aged Loan” means, on any day, a Purchased Mortgage Loan whose Purchase Date was more than [***] but not more than [***] before that day.

“Cash Equivalents” means any of the following: (a) marketable direct obligations issued by, or unconditionally guaranteed or insured by, the United States Government or issued by any agency thereof, in each case maturing within

[***] or less after the date of the applicable financial statement reporting such amounts, (b) certificates of deposit, time deposits or Eurodollar time deposits having maturities of [***] or less after the date of the applicable financial statement reporting such amounts, or overnight bank deposits, issued by any well-capitalized commercial bank organized under the laws of the United States or any state thereof having combined capital and surplus of not less than [***], (c) repurchase obligations of Buyer or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than [***] with respect to securities issued or fully guaranteed or insured by the United States Government, (d) commercial paper of a domestic issuer rated at least A-1 or the equivalent thereof by S&P or P-1 or the equivalent thereof by Moody’s and in either case maturing within [***] after the day of acquisition, (e) securities with maturities of [***] or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody’s, (f) securities with maturities of [***] or less from the date of acquisition backed by standby letters of credit issued by Buyer or any commercial bank satisfying the requirements of clause (b) of this definition, (g) shares of money market mutual or similar funds, (h) [***] of the market value as of the date of determination of other marketable securities then held in Seller’s investment securities accounts, less any margin or other Debt secured by any of such accounts), (i) the Cash Deposit, or (j) the Maximum Current Advance Capacity.

“Repurchase Date” means, with respect to each Transaction, the date on which Seller is required to repurchase (or the earlier date, if any, on which Seller electively repurchases) from Administrative Agent the Purchased Mortgage Loans or MBS that are subject to that Transaction. The Repurchase Date shall occur (i) for Transactions terminable on a date certain, on the date specified in the Confirmation and (ii) for repurchases of Defective Mortgage Loans under Section 3(j), the Early Repurchase Date; provided that in any case, the Repurchase Date with respect to each Transaction shall occur no later than the earlier of (A) the Termination Date and (B) for (i) each MBS, [***], (ii) each Pooled Loan (whether or not its Pool has been exchanged for cash or an MBS), Jumbo Loan or other Purchased Mortgage Loan except an Aged Loan, [***] and (iii) each Aged Loan, [***].

“Termination Date” means the earliest of (i) the Business Day, if any, that Seller designates as the Termination Date by written notice given to the Administrative Agent at least thirty (30) days before such date, (ii) the date of declaration of the Termination Date pursuant to clause (vi) of Section 12(c) and (iii) April 27, 2017.

2

B. Clauses (vi) and (xvii) of the definition of “Eligible Mortgage Loan” in Section 2(a) of the Amended MRA are amended to read, respectively, as follows:

(vi) that has a scheduled Repurchase Date not later than the following number of days after the Purchase Date for the initial Transaction to which that Mortgage Loan was subject:

Type of Mortgage Loan	Number of days
Jumbo Loan	[***]
Pooled Loan	[***]
Conventional Conforming Loan	[***]
Government Loan	[***]
Aged Loan	[***]

(xvii) if an Aged Loan, whose Purchase Price, when added to the sum of the Purchase Prices of all other Aged Loans that are then subject to Transactions, is less than or equal to [***] of the Facility Amount;

C.            The defined term “Assistant Treasurer” in Section 2(a) of the Amended MRA is hereby deleted and all instances of the phrase “Assistant Treasurer or” in the Amended MRA are also hereby deleted.

D.      The following additional definitions are added to Section 2(a) of the Amended MRA, in alphabetical order:

“Fourth Amendment to MRA” means the Fourth Amendment to Master Repurchase Agreement dated April 28, 2016 among the Parties, amending this Agreement for the fourth time.

“Long Aged Loan” means, on any day, an Aged Loan whose Purchase Date was more than [***] but not more than [***] before that day.

“Maximum Current Advance Capacity” means, as of any date of determination with respect to each secured mortgage warehouse or similar financing facility, including this Agreement and also including any of Seller’s other repurchase, credit or similar agreements for warehouse or similar financing of Seller’s mortgage loans or mortgage-backed securities that has been amended to provide, or in which the parties have otherwise agreed, that over/under accounts, buydown accounts or other similar accounts or deposits of Seller’s funds held by the buyer or lender under such agreement are no longer permitted, an amount equal to the excess of (x) the lesser of (i) the credit, funding or aggregate outstanding purchase price limit of such facility, including both committed and uncommitted amounts, and (ii) the aggregate borrowing base, asset value or other method of determining the maximum loan or purchase value of the assets sold, pledged or assigned to the buyer or lender under such agreement (with such value being determined in accordance with the

3

methodology set forth in such agreement for determining the purchase or loan value of such assets under any margin test or borrowing base valuation method specified therein, including, without limitation, application of any applicable haircuts), minus (y) the aggregate purchase price or the advanced and unpaid principal amount of all outstanding transactions under such agreement.

“Other Current Warehousing Agreements” is defined in Section 10(d).

10.          Representations and Warranties

Section 10 is amended by adding the following new Section 10(d) to the end of that Section:

[***]

12.                               Events of Default; Remedies

Subsection 12(a)(xxv) is amended to read as follows:

(xxv)      Other [***] Debt Breach. Seller shall be in default (other than a default covered by Subsection 12(a)(xxiv)) beyond the expiration of any applicable period of grace or opportunity to cure provided for in the written agreement providing for and governing such Other [***] Debt, in (A) (i) any obligation to pay any repurchase price, margin amount or price differential, or any principal or interest on any Other [***] Debt, or (ii) any other material payment obligation under the Seller’s written agreements providing for and governing such Other [***] Debt, which payment default under either clause  (i) or clause (ii) above permits the holder or holders thereof (or a trustee on behalf of such holder or holders) to elect to accelerate the maturity of Seller’s obligations under such Other [***] Debt or to elect to require its prepayment, redemption or defeasance (including repurchase of assets subject to any repurchase agreement, securities contract or similar agreement) before its stated maturity or termination date, whether or not the exercise by such holder or holders or their trustee of such elective acceleration or prepayment, redemption or defeasance requirement is conditioned on the giving or receiving of notice and whether or not any such notice has been given or received, or (B) any obligation, whether of payment or performance, under any Other [***] Debt which default either (i) results in automatic acceleration of the maturity of Seller’s obligations under such Other [***] Debt or (ii) results in its holder’s or holders’ exercising an

4

election under such Other [***] Debt to accelerate such obligations or exercising an election under such Other [***] Debt to require prepayment, redemption or defeasance before the stated maturity or termination date of such Other [***] Debt.

Exhibits

Exhibit J, Schedule II, and Schedule V hereto respectively supersede and replace Exhibit J, Schedule II, and Schedule V to the Amended MRA, effective as of April 28, 2015.

(The remainder of this page is intentionally blank; counterpart signature pages follow)

5

As amended hereby, the Amended MRA remains in full force and effect, and the Parties hereby ratify and confirm it.

JPMORGAN CHASE BANK, N.A.

By:	/s/ Lee Chung
	Name:	Lee Chung
	Title:	Authorized Officer

QUICKEN LOANS INC.

By:	/s/ William Emerson
William Emerson
Chief Executive Officer

EXHIBIT J

CERTAIN PERMITTED DEBT
(As of April 28, 2016)

[***]

1

SCHEDULE II
SELLER’S AUTHORIZED SIGNERS

Name	Title

William Emerson	CEO

Jay Farner	President

Robert Walters	Vice President — Capital Markets/Risk Management

Julie Booth	CFO and Treasurer

Richard Chyette	Secretary/Corporate Counsel

Rob Wilson	Dir. Treasury

Jennifer (Becky) Vosler	Cash Manager

Julie Erhardt	Team Leader, Cash Team

Renee Jones	Cashiering Auditor

Sarah Holtz	Cashiering Auditor

Cindy Rexin	Cashiering Auditor

Duane Kniffen	Vice President, Capital Markets

Jessica Goers	Director, Transaction Management

Amanda Zimmer	Sr. Transaction Manager

Jonathan Leija	Transaction Manager

Mike Hoover	Transaction Manager

Stephanie Milici	Transaction Manager

Michael Codd	Team Leader, Capital Markets

Brandon Janness	Team Captain, Capital Markets

Heather McPherson	Team Leader, Capital Markets

Jasmine Sarkis	Team Captain, Capital Markets

Jamie Licavoli	Dir. Post Closing

SCHEDULE V
LITIGATION

I.             Ordinary Course of Business Litigation

As a residential mortgage lender originating, closing and servicing loans in all 50 states, Quicken Loans Inc. (and its Subsidiaries) may, at any point in time, be named as a party to dozens of legal proceedings which arise in the ordinary course of business, such as actions alleging improper lending practices, improper servicing, quiet title actions, improper foreclosure practices, violations of consumer protection laws, etc. and on account of consumer bankruptcies. In many of these actions, Quicken Loans (and its Subsidiaries) may not be the real party of interest (because Quicken Loans is not the servicer of the loan or the holder of the note) but it may appear in the pleadings because it is in the chain of title to property over which there may be a dispute. Such matters are turned over to the servicer of the loan for those loans Quicken Loans or its Subsidiary does not service. In other cases, such as lien avoidance cases brought in bankruptcy, Quicken Loans or its Subsidiary are insured by title insurance and the case is turned over to the title insurer who tenders our defense.

As to other matters that arise in the ordinary course, management does not believe that the amount of liability, if any, for any of the pending matters individually or in the aggregate will materially affect Quicken Loans’ consolidated financial position in a material way. However, regardless of the outcome of this or other matters referred to herein, litigation can have a significant effect on Quicken Loans and its Subsidiaries for other reasons such as defense costs, diversion of management focus and resources, and other factors. To the best of Quicken Loans’ information and belief, there are no outstanding judgments, liens or orders that have not been satisfied.

II.            Non-Ordinary Course of Business Litigation

Case Title	Court	Case Number	Nature of Action	Description of Claims	Date Served
Quicken Loans Inc. vs. United States of America, et al.	US District Court, Eastern District, Michigan	15-cv-11408	False Claims Act

Quicken Loans sued HUD, DOJ and governmental entities or actors for violation of the APA, breach of contract, and violation of constitutional due process rights, and seeks an injunction and declaratory judgments that Quicken Loans did not violate FHA guidelines.

The U.S. claims that QL violated the False Claims Act by falsely certifying that FHA loans made by Quicken Loans met FHA underwriting requirements.

*See United States of America vs. Quicken Loans Inc.

4/17/2015

Case Title	Court	Case Number	Nature of Action	Description of Claims	Date Served
**Case dismissed. Plaintiff, Quicken Loans Inc. to appeal.
United States of America vs. Quicken Loans Inc.	United States District Court, District of Columbia	15-0613	False Claims Act

Quicken Loans sued HUD, DOJ and governmental entities or actors for violation of the APA, breach of contract, and violation of constitutional due process rights, and seeks an injunction and declaratory judgments that Quicken Loans did not violate FHA guidelines.

The U.S. claims that QL violated the False Claims Act by falsely certifying that FHA loans made by Quicken Loans met FHA underwriting requirements.

*See Quicken Loans Inc. vs. United States of America, et al.

**The case is currently stayed.

4/23/2015
Alex Jacobs vs. Quicken Loans Inc.	US District Court, Southern District, Florida	15-cv-81386	TCPA

Putative class action alleges violations of the Telephone Consumer Protection Act by claiming QL used prerecorded voice messaging and automatic dialers for marketing purposes on cell phones without consent.

10/8/2015
Darren Newhart vs. Quicken Loans Inc.	US District Court, Southern District, Florida	15-cv-81250	TCPA	Plaintiff alleges Quicken Loans violated the Telephone Consumer Protection Act by using prerecorded voice messaging and automatic dialers for marketing purposes on cellphones without consent.	10/12/2015
Residential Funding Company vs. Quicken Loans Inc., et al.	District Court, Hennepin County, Minnesota	14-cv-3111	Breach of Contract	Plaintiff asserts claims for repurchase or indemnification based on origination and underwriting errors.	12/16/2013

Case Title	Court	Case Number	Nature of Action	Description of Claims	Date Served
Deutsche Bank National Trust Company, solely as Trustee of the Harborview Mortgage Loan Trust (2007-7) vs. Quicken Loans Inc.	Supreme Court, New York County, New York	13-653048	Breach of Contract

Plaintiff-trustee, on behalf of Freddie Mac, claims that Quicken Loans breached a contract to sell loans consistent with certain representations and warranties and failed to repurchase loans when required.

* Notice of Appeal filed by Plaintiff, Deutsche Bank National Trust Company.

8/30/2013
Phillip Alig, et al. vs. Quicken Loans Inc., et al.	US District Court, Northern District, West Virginia	11-c-428	Lender Liability

Putative class action complaint alleging violation of state consumer protection statutes for (1) providing estimated value to appraisers; (2) charging illegal or unauthorized loan discount fee; and (3) not providing copies of signed documents at closing.

6/25/2012

III.          Regulatory and Administrative Matters

As a non-depository mortgage banker, Quicken Loans (and its Subsidiaries) are regulated by and subject to various state agencies that oversee and regulate (a) mortgage lending and the activities of bank and/or non-bank financial institutions and/or (b) insurance agency / escrow agent activities and practices. These state agencies are generally authorized to: issue licenses or registrations where state law requires; conduct periodic on-site or remote audits or examinations of the regulated institution’s books, files and practices; investigate consumer complaints; issue findings of audit or compliance variances that may require refunds to borrowers for charges beyond those permitted under the state’s laws or regulations; assess fines or penalties if administrative rules are not adhered to, and/or require other corrective actions to be taken. These agencies also have the authority to seek revocation of an institution’s or individual’s license or registration to operate as a mortgage lender or loan originator in the state. In the ordinary course of business and in any given year, Quicken Loans (and its Subsidiaries) participate in and respond to numerous regular periodic state examinations, while at the same time responding to examination findings from other states. In some instances, Quicken Loans (and its Subsidiaries) may dispute the state agency’s findings and/or attempt to reconcile our differences. In other instances Quicken Loans (and its Subsidiaries) may undertake corrective action before being required to do so by the state regulator. In some states, the state’s attorney general may also investigate consumer complaints regarding mortgage lending and issue subpoenas, commence informal inquiries or formal investigations. As a licensed mortgage banker, we are in the ordinary course of business, subject to such inquiries and investigations. Quicken Loans and its Subsidiaries have thirty team members on its legal/compliance team consisting of in-house lawyers, paralegals and compliance personnel who manage this part of the business. Although Quicken Loans (and its Subsidiaries) may currently be subject to various state examinations and consumer complaint inquiries, management does not believe the outcomes of these examinations or inquiries, individually or in the aggregate, will materially affect Quicken Loans’ consolidated financial position or operations in a material way.

Dated: April 28, 2016